UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 4, 2011

TECHNEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27023	88-0357272
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

10411 Motor City Drive, Suite 650, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 767-2810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 10, 2011, Technest Holdings, Inc. (“Technest” or the “Company”) filed a Current Report on Form 8-K to report its acquisition of AccelPath, LLC, a Massachusetts limited liability company (“AccelPath”). The Company indicated that it would file the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b), respectively, no later than the date required by Item 9.01 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide such financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

 The audited financial statements of AccelPath as of and for the year and period ended June 30, 2010 and 2009 and for the six months ended December 31, 2010 and 2009 (unaudited) are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed balance sheet of Technest as of December 31, 2010 and the condensed pro forma statement of operations for the six months ended December 31, 2010 and for the year ended June 30, 2010 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description	Filed with this 8-K/A	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Unit Purchase Agreement, dated as of January 11, 2011, by and among Technest Holdings, Inc., AccelPath LLC and the members of AccelPath LLC		8-K	January 14, 2011	2.1
2.2	Amendment No. 1 to Unit Purchase Agreement, dated as of March 4, 2011, by and among Technest Holdings, Inc. and AccelPath LLC		8-K	March 10, 2011	2.01
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP		8-K	January 14, 2011	10.1
10.2	Contingent Value Rights Agreement, dated as of January 13, 2011, by and between Technest Holdings, Inc. and Mellon Investor Services LLC		8-K	January 14, 2011	10.2
10.3	Equity Purchase Agreement, dated as of March 7, 2011, by and between Technest Holdings, Inc. and Southridge Partners II, LP		8-K	March 10, 2011	10.1
10.4	Registration Rights Agreement, dated as of March 7, 2011, by and between Technest Holdings, Inc. and Southridge Partners II, LP		8-K	March 10, 2011	10.2
10.5	Employment Settlement Agreement and Release, dated as of January 11, 2011, by and between Technest Holdings, Inc. and Gino M. Pereira		8-K	March 10, 2011	10.3
23.1	Consent of Wolf & Company	X
99.1	Audited financial statements of AccelPath as of June 30, 2010 and 2009 and the unaudited financial statements for the six months ended December 31, 2010 and 2009.	X
99.2	Unaudited pro forma condensed financial information of the Company and its subsidiaries as of and for the six months ended December 31, 2010 and for the year ended June 30, 2010.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technest Holdings, Inc.

By:	/s/ Shekhar G. Wadekar
Shekhar G. Wadekar
Chief Executive Officer

DATE:    May 13, 2011

EXHIBIT INDEX

Exhibit No.	Description	Filed with this 8-K/A	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Unit Purchase Agreement, dated as of January 11, 2011, by and among Technest Holdings, Inc., AccelPath LLC and the members of AccelPath LLC		8-K	January 14, 2011	2.1
2.2	Amendment No. 1 to Unit Purchase Agreement, dated as of March 4, 2011, by and among Technest Holdings, Inc. and AccelPath LLC		8-K	March 10, 2011	2.01
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP		8-K	January 14, 2011	10.1
10.2	Contingent Value Rights Agreement, dated as of January 13, 2011, by and between Technest Holdings, Inc. and Mellon Investor Services LLC		8-K	January 14, 2011	10.2
10.3	Equity Purchase Agreement, dated as of March 7, 2011, by and between Technest Holdings, Inc. and Southridge Partners II, LP		8-K	March 10, 2011	10.1
10.4	Registration Rights Agreement, dated as of March 7, 2011, by and between Technest Holdings, Inc. and Southridge Partners II, LP		8-K	March 10, 2011	10.2
10.5	Employment Settlement Agreement and Release, dated as of January 11, 2011, by and between Technest Holdings, Inc. and Gino M. Pereira		8-K	March 10, 2011	10.3
23.1	Consent of Wolf & Company	X
99.1	Audited financial statements of AccelPath as of June 30, 2010 and 2009 and the unaudited financial statements for the six months ended December 31, 2010 and 2009.	X
99.2	Unaudited pro forma condensed financial information of the Company and its subsidiaries as of and for the six months ended December 31, 2010 and for the year ended June 30, 2010.	X